                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 9, 2001


                       RYDER VEHICLE LEASE TRUST 2001-A
            (Exact name of registrant as specified in its charter)


Delaware                                  333-52660          65-6359417
(State or other jurisdiction of           (Commission        (IRS Employer
incorporation or organization)            File Number)       Identification No.)

3600 NW 82nd Avenue, Miami, Florida                          33166
(Address of principal executive offices)                     (Zip Code)


                                (305) 500-3726
             (Registrant's telephone number, including area code)

            This report consists of 9 consecutively numbered pages.

ITEM 5.      OTHER EVENTS
             ------------

             The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended July 31, 2001 was delivered to the trustee of the Ryder Vehicle Lease Trust 2001-A August 9, 2001

ITEM 7.      EXHIBITS
             --------

             The following is filed as an exhibit to this report:

             Exhibit 99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended July 31, 2001.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         RYDER VEHICLE LEASE TRUST 2001-A
                                         (Registrant)

Date:            August 22, 2001         /s/ W. Daniel Susik
                                         -------------------
                                         W. Daniel Susik
                                         Senior Vice President & Treasurer
                                         Ryder Truck Rental, Inc.

                                         (Duly Authorized Officer of the
                                         Administrator on behalf of the Trust)

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
Number            Description of Exhibit                                          Page
Exhibit 99.1      Quarterly Report to Investors (Payment Date Certificate) for     5
                  the quarter ended July 31, 2001